Exhibit 99.1
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                           OCWEN FINANCIAL CORPORATION
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FOR IMMEDIATE RELEASE                FOR FURTHER INFORMATION, CONTACT:
                                        CHERYL A. GUSTITUS
                                        VP, CORPORATE COMMUNICATIONS
                                        T: (561) 682-8575 E: cgustitus@ocwen.com


                           OCWEN FINANCIAL CORPORATION
               CLOSES ACQUISITION OF OCWEN ASSET INVESTMENT CORP.

WEST PALM BEACH, FL - (October 7, 1999) - Ocwen Financial Corporation (NYSE:OCN), a financial services company specializing in real estate services and mortgage technology, announced today that it has closed the acquisition of Ocwen Asset Investment Corp. (NYSE:OAC), a real estate investment trust. The merger was approved by more than 83% of the OAC shareholders, which represented almost 98% of the shares voted. The final terms of the agreement call for OAC shareholders (except for OCN or its subsidiaries) to receive 0.71 shares of OCN stock for each outstanding share of OAC common stock. The transaction closed shortly after today's respective special shareholder meetings.

"We firmly believe that this transaction maximizes shareholder value for both OCN and OAC," stated William C. Erbey, Chairman and Chief Executive Officer of OCN. "Ocwen has the financial resources to provide necessary liquidity to OAC, while at the same time, the merger helps to simplify and streamline the Ocwen organization."

OCN expects to commence mailing letters of transmittal and related forms to former shareholders of OAC for exchanging their stock certificates in the near future. Fractional shares of OCN common stock will be paid in cash, based on today's closing price of OCN common stock.

OCN also announced today that it intends to resume its previously announced stock repurchase program. Since the buyback program was announced in April of this year, OCN has repurchased 690,800 shares on the open market at an average price of $7.62 per share, representing 11.5% of the 6,000,000 million shares authorized for repurchase by OCN's Board of Directors.

Ocwen Financial Corporation is a financial services company headquartered in West Palm Beach, Florida. The Company's primary businesses are the acquisition, servicing, and resolution of subperforming and nonperforming residential and commercial mortgage loans. OCN also specializes in the related development of loan servicing technology and software for the mortgage and real estate industries. Additional information about Ocwen Financial Corporation is available at www.ocwen.com.

FORWARD-LOOKING STATEMENTS
CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "BELIEVE" OR "EXPECT," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING CHANGES IN THE KNOWLEDGE OF OCN OR MARKET CONDITIONS AS THEY EXIST ON THE DATE HEREOF, APPLICABLE ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, EFFECTIVENESS OF INTEREST RATE, CURRENCY AND OTHER HEDGING STRATEGIES, LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS AND REAL ESTATE OPERATIONS (INCLUDING REGULATORY FEES, CAPITAL REQUIREMENTS, INCOME AND PROPERTY TAXATION AND ENVIRONMENTAL COMPLIANCE), COMPETITIVE PRODUCTS, PRICING AND CONDITIONS, CREDIT, PREPAYMENT, BASIS, DEFAULT, SUBORDINATION AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, THE ABILITY TO IDENTIFY ACQUISITIONS AND INVESTMENT OPPORTUNITIES MEETING OCN'S INVESTMENT STRATEGY, SOFTWARE INTEGRATION, DEVELOPMENT AND LICENSING, FINANCIAL AND SECURITIES MARKETS, AVAILABILITY OF ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION), SIZE OF, NATURE OF AND YIELDS AVAILABLE WITH RESPECT TO THE SECONDARY MARKET FOR MORTGAGE LOANS, ALLOWANCES FOR LOAN LOSSES,

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GEOGRAPHIC   CONCENTRATIONS  OF  ASSETS,   CHANGES  IN  REAL  ESTATE  CONDITIONS
(INCLUDING VALUATION, REVENUES AND COMPETING PROPERTIES), ADEQUACY OF INSURANCE COVERAGE IN THE EVENT OF A LOSS, YEAR 2000 COMPLIANCE, THE ABILITY OF OCN TO CONSUMMATE THE PROPOSED MERGER WITH OCWEN ASSET INVESTMENT CORP. (NYSE: OAC), SATISFACTION OR FULFILLMENT OF AGREED UPON TERMS AND CONDITIONS OF CLOSING OR PERFORMANCE WITH RESPECT TO THE MERGER, INTEGRATION OF THE ACQUIRED BUSINESSES AFTER THE MERGER, THE MARKET PRICES OF THE COMMON STOCK OF OCN AND OAC, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OCN'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENTS ON FORMS S-4 AND S-3 AND PERIODIC REPORTS ON FORMS 8-K, 10-Q AND 10-K, INCLUDING EXHIBIT 99.1 ATTACHED TO OCN'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1999.

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